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Federated European
Equity Fund

A Portfolio of Federated World Investment Series, Inc.

(formerly, Federated European Growth Fund)

PROSPECTUS

March 31, 2003

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking long term growth of capital by investing primarily in equity securities of European companies.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	4
What are the Fund's Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	9
What Do Shares Cost?	11
How is the Fund Sold?	14
How to Purchase Shares	14
How to Redeem and Exchange Shares	16
Account and Share Information	20
Who Manages the Fund?	21
Financial Information	22

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide long-term growth of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in equity securities of European companies. The Fund's portfolio is managed using a blend of growth and value style stock selection. The Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. The Adviser's key buy criteria for growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation. In the value style, the Adviser seeks to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value. The Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  fluctuations in the value of European equity securities in foreign securities markets;
  fluctuations in the exchange rate between the U.S. dollar and European currencies;
  the European markets in which the Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies;
  the possibility that certain sectors may underperform other sectors or the market as a whole; and
  the growth stocks in which the Fund invests are typically more volatile than traditional value stocks and may depend more on price changes than dividends for returns.
  the value stocks in which the Fund invests are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the return shown would have been lower.

Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 27.18% (quarter ended December 31, 1999). Its lowest quarterly return was (23.19)% (quarter ended September 30, 2002).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class A, Class B and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Morgan Stanley Capital International Europe Index (MSCI-EUROPE). The MSCI-EUROPE is a market value-weighted average of over 580 securities listed on the stock exchanges of 16 countries in the European region. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

	1 Year	5 Years	Start of Performance[1]
Class A Shares:
Return Before Taxes	(25.57)%	(5.90)%	0.80%
Return After Taxes on Distributions[2]	(25.57)%	(6.62)%	(0.11)%
Return After Taxes on Distributions and Sale of Fund Shares[2]	(15.70)%	(4.43)%	0.66%
Class B Shares:
Return Before Taxes	(26.09)%	(5.86)%	0.87%
Class C Shares:
Return Before Taxes	(23.38)%	(5.71)%	0.73%
MSCI-EUROPE:	(18.38)%	(2.26)%	4.24%

1 The Fund's Class A, Class B and Class C Shares start of performance date was February 28, 1996.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B and Class C Shares will differ fom those shown for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

What are the Fund's Fees and Expenses?

FEDERATED EUROPEAN EQUITY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B and Class C Shares.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	1.00%	1.00%	1.00%
Distribution (12b-1) Fee	0.25%[3]	0.75%	0.75%
Shareholder Services Fee	0.25%	0.25%	0.25%
Other Expenses	1.42%	1.42%	1.42%
Total Actual Annual Fund Operating Expenses	2.92%	3.42%[4]	3.42%

1 Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2002.

Total Waivers of Fund Expenses	0.43%	0.18%	0.18%
Total Actual Annual Fund Operating Expenses (after waivers)	2.49%	3.24%	3.24%

2 The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.82% for the fiscal year ended November 30, 2002.

3 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ended November 30, 2003.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$829	$1,404	$2,003	$3,614
Expenses assuming no redemption	$829	$1,404	$2,003	$3,614
Class B:
Expenses assuming redemption	$895	$1,451	$1,979	$3,591
Expenses assuming no redemption	$345	$1,051	$1,779	$3,591
Class C:
Expenses assuming redemption	$541	$1,140	$1,861	$3,766
Expenses assuming no redemption	$441	$1,140	$1,861	$3,766

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in a core blend of growth and value equity securities of companies located in Europe. The Fund intends to invest primarily in western European countries, which generally include the 15 members of the European Union and Switzerland and Norway. However, the Fund may also invest in Eastern European countries or countries that were formerly part of the Soviet Union. The Fund is intended to represent the European Region in a broader global equity portfolio.

The Adviser actively manages the Fund's portfolio. The Adviser's process for selecting investments is primarily bottom-up. The Adviser emphasizes fundamental analysis of companies by skilled portfolio managers (bottom-up stock selection), instead of attempting to predict the impact of economic and market cycles (top-down), because it believes this approach provides a greater opportunity for the adviser's expertise, experience and skill to create excess returns. The Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to bottom-up analysis.

The Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. The Adviser selects growth stocks through fundamental research and analysis of companies (bottom-up research). The Adviser's key buy criteria for a growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation.

In the value style, the Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser identifies value stocks by first screening the universe of available stocks to identify those companies with relatively low price/book value or price/earnings ratios, as well as other indicators of relative value, such as dividend yield and cover. After identifying investment candidates, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

The Adviser employs a team approach to fundamental analysis. The Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analytical support, the portfolio manager then independently makes stock selection decisions.

By blending growth and value styles, the Adviser seeks to provide capital appreciation with lower overall portfolio volatility than a portfolio of only growth stocks. The Adviser attempts to manage the risk of relative underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices. The Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries within the MSCI-EUROPE Index or its equivalents in the Fund's portfolio because they exhibit stronger growth potential or appreciation potential, or both, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.

The Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. From time to time the Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority of the Fund's portfolio will not be hedged and will therefore remain subject to currency risk.

Because the Fund refers to European Region investments and equity investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in either European Region investments or equity investments.

Portfolio Turnover

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Temporary Defensive Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Adopting this temporary policy may cause the Fund to fail to meet its investment objective.

What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays it creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stocks. Some preferred stocks also participate in dividends and distributions paid on common stocks. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

Interests In Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN SECURITIES

Foreign equity securities are equity securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign equity securities are often denominated in foreign currencies. Along with the risks normally associated with domestic equity securities, foreign equity securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. Although it has historically not done so, the Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

What are the Specific Risks of Investing in the Fund?

EUROPEAN MONETARY UNION

The European Monetary Union (EMU) was formed with the expectation of a number of economic benefits including lower transaction costs, reduced exchange risk, greater competition and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with the EMU. Monetary and economic union on this scale has never been attempted before. There is a degree of uncertainty as to whether participating countries will remain committed to the EMU in the face of challenging economic conditions. This uncertainty may increase the volatility of European markets. A significant portion of the Fund's investments are denominated in the euro.

STOCK MARKET RISKS

  The value of equity securities in the Fund's portfolio will rise and fall. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. These fluctuations could be a sustained trend or a drastic movement. As a result, the Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations, and the Fund's Share price may decline and you could lose money.
  The Adviser attempts to limit market risk by limiting the amount the Fund invests in each company. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

CURRENCY RISKS

  Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign instruments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
  The Fund makes significant investments in securities denominated in the euro, the new single currency of the European Monetary Union. Therefore, the exchange rate between the euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

RISKS OF FOREIGN INVESTING

  European securities pose additional risks because European economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. The Fund may have difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining and enforcing judgments in European courts. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  European companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. European companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, European countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning European companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  European countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

  Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

RISKS RELATED TO INVESTING FOR GROWTH

  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

If the Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
Class A Shares	$1,500/$100	5.50%	0.00%
Class B Shares	$1,500/$100	None	5.50%
Class C Shares	$1,500/$100	1.00%	1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Class C Shares
	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
All Purchases	1.00%	1.01%

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
    by you, your spouse, and your children under age 21; or
    of the same share class of two or more Federated funds (other than money market funds);
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  by exchanging shares from the same share class of another Federated fund (other than a money market fund);
  through wrap accounts or other investment programs where you pay the investment professional directly for services;
  through investment professionals that receive no portion of the sales charge;
  as a Federated Life Member (Class A Shares only) and their immediate family members; or
  as a Director or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares (Purchase amount of $1 million or greater) :

A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Shares:

  purchased with reinvested dividends or capital gains;
  purchased within 120 days of redeeming Shares of an equal or lesser amount;
  that you exchanged into the same share class of another Federated fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled as defined by the IRS;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution; or
  upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?

The Fund offers three Share classes: Class A, Class B and Class C Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A, Class B and Class C Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated funds.

In an effort to deter shareholders from using repeated exchanges to take advantage of short-term market movements (also known as "market timing"), after July 30, 2001, Shares acquired through an exchange may not be exchanged again (a "Subsequent Exchange") for a period of 15 days. The Fund will not process any request for a Subsequent Exchange made during the 15-day period. The rights of Shareholders to redeem their Shares are not affected by this provision.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

For SWP accounts established prior to April 1, 1999, your account must be at least one year old in order to be eligible for the waiver of the CDSC.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 175 Water Street, New York, NY 10038-4965.

The Adviser and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Frank Semack

Frank Semack has been the Fund's Portfolio Manager since inception. Mr. Semack joined Federated in 1995 as a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He had previously served as a Portfolio Manager at Wardley Investment Services (Hong Kong) Ltd., from 1980 to 1993. Mr. Semack received his B. Sc. and M.Sc. in economics from the London School of Economics.

Regina Chi

Regina Chi has been the Fund's Portfolio Manager since January 2003. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund's Adviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in economics and philosophy from Columbia University.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 1.00% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights -- Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$11.11	$15.34	$17.60	$15.79	$13.33
Income From Investment Operations:
Net investment income (net operating loss)	(0.05)[1]	(0.06)[1]	(0.06)[1]	(0.06)[1]	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.77)	(3.15)	(1.15)	2.47	2.84

TOTAL FROM INVESTMENT OPERATIONS	(1.82)	(3.21)	(1.21)	2.41	2.88

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 9.29	$11.11	$15.34	$17.60	$15.79

Total Return[2]	(16.38)%	(22.66)%	(7.73)%	15.68%	22.13%

Ratios to Average Net Assets:

Expenses	2.49%[3]	2.13%	1.88%	1.84%	1.85%

Net investment income (net operating loss)	(0.49)%	(0.46)%	(0.35)%	(0.36)%	0.24%

Expense waiver/reimbursement[4]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$12,215	$24,584	$43,695	$37,555	$40,453

Portfolio turnover	151%	166%	301%	226%	175%

1 Per Share information is based on average Shares outstanding.

2 Based on NAV, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.48% after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2002, which can be obtained free of charge.

Financial Highlights -- Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.60	$14.77	$17.11	$15.48	$13.18
Income From Investment Operations:
Net operating loss	(0.13)[1]	(0.15)[1]	(0.19)[1]	(0.16)[1]	(0.00)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.68)	(3.00)	(1.10)	2.39	2.72

TOTAL FROM INVESTMENT OPERATIONS	(1.81)	(3.15)	(1.29)	2.23	2.72

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 8.79	$10.60	$14.77	$17.11	$15.48

Total Return[3]	(17.08)%	(23.16)%	(8.46)%	14.80%	21.14%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%

Net operating loss	(1.32)%	(1.20)%	(1.10)%	(1.11)%	(0.51)%

Expense waiver/reimbursement[5]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,489	$14,198	$23,705	$20,765	$17,952

Portfolio turnover	151%	166%	301%	226%	175%

1 Per Share information is based on average Shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on NAV, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.23% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2002, which can be obtained free of charge.

Financial Highlights -- Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.58	$14.72	$17.06	$15.43	$13.15
Income From Investment Operations:
Net operating loss	(0.13)[1]	(0.14)[1]	(0.18)[1]	(0.17)[1]	(0.00)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.67)	(2.98)	(1.11)	2.40	2.70

Total from investment operations	(1.80)	(3.12)	(1.29)	2.23	2.70

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)

Net Asset Value, End of Period	$ 8.78	$10.58	$14.72	$17.06	$15.43

Total Return[3]	(17.01)%	(23.03)%	(8.49)%	14.85%	21.03%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%

Net operating loss	(1.30)%	(1.14)%	(1.06)%	(1.11)%	(0.51)%

Expense waiver/reimbursement[5]	0.18%	--	0.07%	0.44%	0.63%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,621	$6,810	$9,693	$5,325	$2,426

Portfolio turnover	151%	166%	301%	226%	175%

1 Per Share information is based on average Shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on NAV, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 3.23% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2002, which can be obtained free of charge.

A Statement of Additional Information (SAI) dated March 31, 2003, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[Logo of Federated]

Federated European Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7141

Federated is a registered mark of Federated Investors, Inc.
2003 © Federated Investors, Inc.

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

G01469-02 (3/03)

FEDERATED EUROPEAN EQUITY FUND
A Portfolio of Federated World Investment Series, Inc.
(formerly, Federated European Growth Fund)

Statement of additional Information

March 31, 2003

Class A Shares
Class B Shares
Class C shares

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated European Equity
Fund (Fund), dated March 31, 2003.

This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.

                                    Contents
                                    How is the Fund Organized?
                                    Securities in Which the Fund Invests
                                    What do Shares Cost?
                                    How is the Fund Sold?
                                    Exchanging Securities for Shares
                                    Subaccounting Services
                                    Redemption in Kind
                                    Account and Share Information
                                    Tax Information
                                    Who Manages and Provides Services to
                                    the Fund?
                                    How Does the Fund Measure Performance?
                                    Who is Federated Investors, Inc.?
                                    Financial Information
                                    Investment Ratings
                                    Addresses
G01469-03 (3/03)

HOW IS THE FUND ORGANIZED?

     The Fund is a diversified  portfolio of Federated World Investment  Series,
Inc.  (Corporation).  The  Corporation  is an  open-end,  management  investment company that was established  under the laws of the State of Maryland on January
25, 1994.  The  Corporation  may offer  separate  series of shares  representing interests in separate portfolios of securities. The Corporation changed its name from World Investment Series,  Inc., to Federated World Investment Series, Inc.,
on January 19, 2000.  The Fund changed its name from Federated  European  Growth
Fund to Federated European Equity Fund on March 28, 2003.

     The Board of Directors (the Board) has established  three classes of shares of the  Fund,  known  as  Class A  Shares,  Class B  Shares  and  Class C Shares
(Shares).  This SAI  relates to all  classes of  Shares.  The Fund's  investment adviser is Federated Global Investment Management Corp. (Adviser).

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

     The Fund  provides  exposure to equity  securities  of  companies  based in
Europe. Europe includes any country located in Europe or that is included in the
Morgan  Stanley  Capital   International-   EUROPE  Index   (MSCI-EUROPE).   The
MSCI-EUROPE  index  currently  consists  of the  following  countries:  Austria,
Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands,
Norway, Portugal, Spain, Sweden, Switzerland,  and the United Kingdom. The index aims to capture 85% of the free float  adjusted  market  capitalization  of each country by industry.

A company is based in Europe if:

|X|  It is organized  under the laws of, or has a principal  office  located in,
     Europe;

|X|  The principal trading market for its securities is in Europe, or

|X|  It (or its  subsidiaries)  derived in its most current fiscal year at least
     50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in Europe.

     The Adviser's  process for selecting  investments  is primarily  bottom-up.
Over the past decade  countries  that are members of the European Union (members currently include Austria,  Belgium,  Denmark, Finland, France, Germany, Greece,
Ireland, Italy, Luxembourg,  the Netherlands,  Portugal,  Spain, Sweden, and the
United  Kingdom)  have  adopted a number of treaties  that have  resulted in the greater  integration  of  economic,  monetary and fiscal  policies  among member countries.  Such  integration  may act to increase  cross-board  consolidations, encourage the  privatization  of certain  industries  and provide a catalyst for corporate  restructuring.  Such  consequences  of  integration  could  result in increased  productivity  and  profitability  of companies  operating  within the
European Union. However, there are no assurances that increased integration will continue  among  European  union  countries  or  that  any  of  the  anticipated consequences of integration will ever materialize.

     Currently  12 of the 15  European  Union  members  have  adopted  a  single currency--the "Euro" (the United Kingdom, Denmark, and Sweden have chosen not to adopt the  Euro).  On January 1, 1999 the Euro  became a legal  currency  and on
January 1, 2002 Euro notes and coins were introduced into circulation.  The Euro is expected to provide the following benefits:

|X|  decreased  periods of  currency  turbulence  which in the past  resulted in decreased periods of European growth,

|X|  decreased costs of doing business for may European companies,

|X|  lower costs could  translate  into increased  profitability  and growth for many European companies.

     However,  there are no  guarantees  that the Euro will  provide  any of the above benefits or that the Fund will provide returns in relation to any benefits that do materialize.

     The  Adviser's  key buy  criteria  for a growth  stock  include  quality of company management,  industry leadership, high growth in sales and earnings, and reasonable valuation.

     The  Adviser's key buy criteria for a value stock  include  relatively  low market price, quality of company management,  industry leadership,  and presence of a catalyst for higher market valuation.

     Similarly,  the Adviser has a sell  discipline.  As a stock's  appreciation potential  declines,  either because the company's  fundamentals  have eroded or because the stock's price has risen,  the Adviser may sell the stock and replace it with new companies with higher appreciation potential.

     Some other factors in the Adviser's buy or sell decisions include: expected volatility  of  earnings,  expected  near-term  news flow which could affect the stock price, and the stock's index weighting.

     The Adviser  expects  that,  normally,  the Fund's  portfolio  will consist primarily of equity securities of the larger and more developed countries within
Europe  (such as the United  Kingdom,  France,  Italy and  Germany) and that the
Fund's investments will be denominated in foreign  currencies.  The Adviser may, however,  emphasize investment in a particular country within Europe,  including emerging  markets,  from time to time when conditions in a country or particular opportunities are attractive to the adviser.

SECURITIES IN WHICH THE FUND INVESTS

     In pursuing its investment  strategy,  the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Foreign Government Securities

     Foreign government  securities generally consist of fixed income securities supported by national,  state or  provincial  governments  or similar  political subdivisions.  Foreign  government  securities also include debt  obligations of
supranational  entities,   such  as  international   organizations  designed  or
supported  by  governmental  entities  to  promote  economic  reconstruction  or development, international banking institutions and related government agencies.
Examples of these include,  but are not limited to, the  International  Bank for
Reconstruction and Development (the World Bank), the Asian Development Bank, the
European Investment Bank and the Inter-American Development Bank.

     Foreign  government  securities  also include  fixed income  securities  of quasi-governmental  agencies  that are  either  issued  by  entities  owned by a national,  state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign  government  securities  include  mortgage-related  securities issued or guaranteed  by national,  state or  provincial  governmental  instrumentalities, including quasi-governmental agencies.

Warrants

     Warrants give the Fund the option to buy the issuer's equity  securities at a  specified  price  (the  exercise  price)  at a  specified  future  date  (the expiration  date).  The Fund may buy the  designated  securities  by paying  the exercise price before the expiration date.  Warrants may become worthless if the price of the stock  does not rise  above the  exercise  price by the  expiration date. Warrants are a speculative instrument.  The value of a warrant may decline because of a decrease in the value of the underlying  stock, the passage of time or a change in perception as to the potential of the  underlying  stock,  or any combination  thereof.  If the market price of the underlying  stock is below the exercise  price set forth in the warrant on the exercise  date, the warrant will expire  worthless.  Warrants issued by European  companies  generally are freely transferable and are generally traded on one or more of the major European stock exchanges. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of  warrants  as compared  to the  underlying  security.  Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

     Fixed income  securities  pay  interest,  dividends or  distributions  at a specified rate. The rate may be a fixed  percentage of the principal or adjusted periodically.  In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities  provide more regular  income than equity  securities.  However,  the returns on fixed income securities are limited and normally do not increase with the issuer's  earnings.  This limits the potential  appreciation of fixed income securities as compared to equity securities.

     A security's  yield  measures the annual  income  earned on a security as a percentage of its price. A security's yield will increase or decrease  depending upon whether it costs less (a discount) or more (a premium)  than the  principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount  or  premium  security  may change  based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

     In  selecting  fixed  income  securities  for the Fund,  the adviser  gives primary consideration to the Fund's investment objective,  the attractiveness of the  market  for debt  securities  given the  adviser's  outlook  for the equity markets and the Fund's  liquidity  requirements.  If the adviser  determines  to allocate  a  portion  of the  Fund's  assets  to debt  securities,  the  adviser generally focuses on short-term  instruments to provide liquidity and may invest in a  range  of  fixed  income  securities  if the  Fund  is  investing  in such instruments  for  income  or  capital  gains.  The  adviser  selects  individual securities  based on  macroeconomic  and issuer specific  factors  including the terms of the  securities  (such as yields  compared  to the U.S.  Treasuries  or comparable issues), liquidity and rating, sector and issuer diversification. The following  describes  the  types of fixed  income  securities  in which the Fund invests.

Corporate Debt Securities

     Corporate debt securities are fixed income securities issued by businesses.
Notes,  bonds,  debentures and commercial  paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.  The credit  risks of  corporate  debt  securities  vary widely among issuers.

     In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the  issuer  might  not make  payments  on  subordinated  securities  while continuing to make payments on senior securities.  In addition,  in the event of bankruptcy,  holders of senior  securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital  securities  notes,  also permit the issuer to defer payments under certain  circumstances.  For example,  insurance  companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

     Commercial  paper is an  issuer's  obligation  with a maturity of less than nine  months.  Companies  typically  issue  commercial  paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing  paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity  of  commercial  paper  reduces  both the market  and  credit  risks as compared to other debt securities of the same issuer.

Convertible Securities

     Convertible  securities are fixed income  securities  that the Fund has the option to exchange for equity  securities at a specified  conversion  price. The option allows the Fund to realize  additional returns if the market price of the equity securities  exceeds the conversion price. For example,  the Fund may hold fixed income  securities that are  convertible  into shares of common stock at a conversion  price of $10 per share.  If the market value of the shares of common stock  reached  $12,  the Fund  could  realize  an  additional  $2 per  share by converting its fixed income securities.

     Convertible  securities  have lower  yields than  comparable  fixed  income securities.  In  addition,  at the time a  convertible  security  is issued  the conversion price exceeds the market value of the underlying  equity  securities.
Thus,  convertible  securities  may provide lower  returns than  non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the
Fund to realize some of the  potential  appreciation  of the  underlying  equity securities with less risk of losing its initial investment.

Derivative Contracts

     Derivative contracts are financial  instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities,  financial indices or other assets. Some derivative contracts (such as futures,  forwards and options) require  payments  relating to a future trade involving the  underlying  asset.  Other  derivative  contracts  (such as swaps)
require  payments  relating to the income or returns from the underlying  asset.
The other party to a derivative contract is referred to as a counterparty.

     Many   derivative   contracts  are  traded  on  securities  or  commodities
exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors  make payments due under their  contracts  through the exchange.  Most exchanges  require investors to maintain margin accounts through their brokers to cover their potential  obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin  accounts to reflect losses  (or  gains) in the value of their  contracts.  This  protects  investors against potential defaults by the counterparty. Trading contracts on an exchange also allows  investors to close out their  contracts by entering into offsetting contracts.

     For example, the Fund could close out an open contract to buy an asset at a future date by entering  into an  offsetting  contract to sell the same asset on the same date. If the offsetting  sale price is more than the original  purchase price,  the Fund  realizes  a gain;  if it is less,  the Fund  realizes  a loss.
Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position.  If this  happens,  the
Fund will be required to keep the  contract  open (even if it is losing money on the contract),  and to make any payments required under the contract (even if it has to sell portfolio  securities at unfavorable  prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading  any assets it has been  using to secure  its  obligations  under the contract.

     The Fund may also  trade  derivative  contracts  over-the-counter  (OTC) in transactions  negotiated  directly  between the Fund and the  counterparty.  OTC contracts do not  necessarily  have standard  terms,  so they cannot be directly
offset  with  other  OTC  contracts.   In  addition,  OTC  contracts  with  more
specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a  derivative  contract  and the  underlying  asset, derivative  contracts  may increase or decrease the Fund's  exposure to interest rate and currency risks,  and may also expose the Fund to liquidity and leverage risks.  OTC  contracts  also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts.

Futures Contracts

     Futures  contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time.  Entering into a contract to buy an underlying asset is commonly referred  to as buying a  contract  or  holding a long  position  in the  asset.
Entering into a contract to sell an underlying asset is commonly  referred to as selling a contract or holding a short position in the asset.  Futures  contracts are  considered  to be commodity  contracts.  Futures  contracts  traded OTC are frequently referred to as forward contracts.

     The Fund may buy or sell the following types of futures contracts:  foreign currency, securities and securities indices.

Options

     Options are rights to buy or sell an underlying asset for a specified price
(the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the  underlying  asset from the seller
(writer)  of the  option.  A put  option  gives the holder the right to sell the underlying asset to the writer of the option.  The writer of the option receives a payment,  or premium,  from the buyer,  which the writer keeps  regardless  of whether the buyer uses (or exercises) the option.

The Fund may:

|X|  Buy call options on foreign currencies,  securities, and securities indices and on  futures  contracts  involving  these  items in  anticipation  of an increase in the value of the underlying asset.

|X|  Buy put options on foreign currencies,  securities, and securities indices, and on  futures  contracts  involving  these  items  in  anticipation  of a decrease in the value of the underlying asset.

|X|  Write  covered  call  options  on  foreign  currencies,   securities,   and
     securities  indices  and on  futures  contracts  involving  these  items to generate income from premiums.  If a call written by the Fund is exercised, the Fund foregoes any possible  profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

|X|  Write secured put options on foreign currencies, securities, and securities indices and futures  contracts  involving  these items (to generate  income from  premiums).  In  writing  puts,  there is a risk  that the Fund may be required to take delivery of the  underlying  asset when its current market price is lower than the exercise price.

|X|  When the Fund writes  options on futures  contracts,  it will be subject to margin requirements similar to those applied to futures contracts.

|X|  Buy or write options to close out existing options positions.

HYBRID INSTRUMENTS

     Hybrid instruments  combine elements of derivative  contracts with those of another security  (typically a fixed income  security).  All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark
(such as interest rates, currency exchange rates or indices). Hybrid instruments also  include  convertible  securities  with  conversion  terms  related  to  an underlying asset or benchmark.

     The risks of investing in hybrid  instruments  reflect a combination of the risks of investing in securities,  options,  futures and currencies,  and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail  significant risks in addition to those associated with traditional fixed income or convertible  securities.  Hybrid instruments are also potentially more volatile and carry  greater  interest rate risks than  traditional  instruments.
Moreover, depending on the structure of the particular hybrid, it may expose the
Fund to leverage risks or carry liquidity risks.

Swaps

     Swaps are contracts in which two parties agree to pay each other (swap) the returns  derived from  underlying  assets with differing  characteristics.  Most swaps do not involve the delivery of the underlying  assets by either party, and the parties  might not own the assets  underlying  the swap.  The  payments  are usually made on a net basis so that,  on any given day,  the Fund would  receive
(or pay) only the amount by which its  payment  under the  contract is less than
(or  exceeds)  the amount of the other  party's  payment.  Swap  agreements  are sophisticated instruments that can take many different forms, and are known by a variety of names including  caps,  floors,  and collars.  Common swap agreements that the Fund may use include:

INTEREST RATE SWAPS

     Interest rate swaps are contracts in which one party agrees to make regular payments  equal to a fixed or floating  interest  rate times a stated  principal amount of fixed income  securities,  in return for payments equal to a different fixed or floating rate times the same principal  amount,  for a specific period.
For  example,  a $10  million  LIBOR  swap  would  require  one party to pay the equivalent of the London Interbank Offer Rate of interest (which  fluctuates) on
$10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

CURRENCY RATE SWAPS

     Currency  swaps are  contracts  which  provide  for  interest  payments  in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS

     Caps and Floors are  contracts in which one party  agrees to make  payments only if an interest  rate or index goes above  (Cap) or below  (Floor) a certain level in return for a fee from the other party.

TOTAL RETURN SWAPS

     Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying  asset during the specified  period,  in return for payments  equal to a fixed or floating  rate of interest or the total return from another underlying asset.

Special Transactions

Repurchase Agreements

     Repurchase  agreements are  transactions  in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually  agreed upon time and price. The repurchase price exceeds the sale price, reflecting the
Fund's return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with  banks and other  recognized  financial  institutions,  such as  securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase  agreements.  The Adviser or subcustodian will monitor the value of the  underlying  security  each  day to  ensure  that the  value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

     Reverse repurchase  agreements are repurchase  agreements in which the Fund is the  seller  (rather  than  the  buyer)  of the  securities,  and  agrees  to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase  agreements are subject to credit risks. In addition,  reverse repurchase  agreements create leverage risks because the Fund must  repurchase  the  underlying  security at a higher  price,  regardless  of the market  value of the  security at the time of repurchase.

Delayed Delivery Transactions

     Delayed  delivery  transactions,  including when issued  transactions,  are arrangements in which the Fund buys securities for a set price, with payment and delivery  of the  securities  scheduled  for a future  time.  During  the period between  purchase and  settlement,  no payment is made by the Fund to the issuer and no interest  accrues to the Fund. The Fund records the  transaction  when it agrees to buy the securities  and reflects their value in determining  the price of its shares. Settlement dates may be a month or more after entering into these transactions  so that the market values of the  securities  bought may vary from the purchase prices.  Therefore,  delayed delivery  transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a  counterparty  default.  These  transactions  create  leverage risks.

Securities Lending

     The Fund may lend portfolio  securities to borrowers that the Adviser deems creditworthy.  In return,  the Fund receives cash or liquid  securities from the borrower as collateral.  The borrower must furnish additional  collateral if the market value of the loaned securities increases. Also, the borrower must pay the
Fund  the  equivalent  of any  dividends  or  interest  received  on the  loaned securities.

     The Fund will  reinvest cash  collateral  in securities  that qualify as an acceptable  investment for the Fund. However,  the Fund must pay interest to the borrower for the use of cash collateral.

     Loans are subject to termination at the option of the Fund or the borrower.
The Fund will not have the right to vote on  securities  while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay  administrative  and custodial fees in connection  with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Inter-Fund Borrowing and Lending Arrangements

     The Securities and Exchange  Commission (SEC) has granted an exemption that permits  the Fund and all other  funds  advised  by  subsidiaries  of  Federated
Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes  directly  to and from other  Federated  funds.  Participation  in this inter-fund  lending  program is voluntary for both  borrowing and lending funds, and an  inter-fund  loan is only made if it benefits  each  participating  fund.
Federated  Investors,  Inc.  (Federated)  administers  the program  according to procedures approved by the Fund's Board, and the Board monitors the operation of the program.  Any inter-fund loan must comply with certain conditions set out in
the  exemption,   which  are  designed  to  assure   fairness  and  protect  all
participating funds.

     For example,  inter-fund  lending is permitted only (a) to meet shareholder redemption  requests,  and (b) to meet commitments arising from "failed" trades.
All  inter-fund  loans  must be  repaid  in  seven  days  or  less.  The  Fund's participation  in this program must be consistent  with its investment  policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of  interest  to be  charged is more  attractive  to the lending fund than  market-competitive  rates on overnight repurchase  agreements
(Repo Rate) and more  attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated  bank for short-term  borrowings  (Bank
Loan Rate), as determined by the Board.  The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investing in Securities of Other Investment Companies

     The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Asset Coverage

     In order to secure its obligations in connection with derivatives contracts or special  transactions,  the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's  obligations.  Unless the Fund has other readily  marketable  assets to set aside,  it cannot trade assets used to secure such obligations entering into an offsetting  derivative contract or terminating a  special  transaction.  This  may  cause  the Fund to miss  favorable  trading
opportunities   or  to  realize  losses  on  derivative   contracts  or  special
transactions.

Hedging

     Hedging transactions are intended to reduce specific risks. For example, to protect the Fund  against  circumstances  that would  normally  cause the Fund's portfolio  securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The
Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection,  including  transactions that: (1) hedge only a portion of its  portfolio;  (2) use  derivatives  contracts  that cover a narrow range of  circumstances;  or (3) involve the sale of derivatives  contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they  work as  intended.  In  addition,  hedging  strategies  are not  always successful, and could result in increased expenses and losses to the Fund.

Investment Ratings for Investment Grade Securities

     The Adviser will  determine  whether a security is  investment  grade based upon the  credit  ratings  given  by one or more  nationally  recognized  rating services. For example,  Standard & Poor's, a rating service, assigns ratings to investment  grade  securities (AAA, AA, A, and BBB) based on their assessment of the  likelihood  of the  issuer's  inability  to pay  interest  or  principal
(default) when due on each security.  Lower credit ratings  correspond to higher credit  risk.  If a  security  has not  received  a  rating,  the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS

     There are many  factors  which may affect an  investment  in the Fund.  The
Fund's principal risks are described in its prospectus.  Additional risk factors are outlined below.

Risks of Investing in Emerging Market Countries

|X|  Securities  issued or traded in emerging  markets  generally entail greater risks than securities issued or traded in developed  markets.  For example, their prices may be  significantly  more  volatile than prices in developed countries.  Emerging  market  economies  may also  experience  more  severe downturns (including currency devaluations) than developed economies.

|X|  Emerging market countries may have relatively unstable  governments and may
     present  the  risk  of   nationalization   of  businesses,   expropriation,
     confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Leverage Risks

|X|  Leverage risk is created when an investment  exposes the Fund to a level of risk that  exceeds  the  amount  invested.  Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

|X|  Investments  can have these same  results if their  returns  are based on a multiple of a specified index, security, or other benchmark.

Liquidity Risks

|X|  Trading  opportunities  are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently,  the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment  opportunity,  any of which could have a negative  effect on the
     Fund's  performance.  Infrequent  trading of securities may also lead to an increase in their price volatility.

|X|  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative  contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

|X|  OTC  derivative  contracts  generally  carry  greater  liquidity  risk than exchange-traded contracts.

Risks Related to Company Size

|X|  Generally,  the smaller the market  capitalization of a company,  the fewer the number of shares traded  daily,  the less liquid its stock and the more volatile its price. Market  capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

|X|  Companies  with smaller market  capitalizations  also tend to have unproven track  records,  a limited  product or service  base and limited  access to capital.  These factors also increase  risks and make these  companies more likely to fail than companies with larger market capitalizations.

Bond Market Risks

|X|  Prices of fixed  income  securities  rise and fall in  response to interest rate changes for similar securities.  Generally,  when interest rates rise, prices of fixed income securities fall.

|X|  Interest  rate changes  have a greater  effect on the price of fixed income securities with longer  durations.  Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

|X|  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer  defaults,  the
     Fund will lose money.

|X|  Many fixed income  securities  receive credit ratings from services such as
     Standard & Poor's and Moody's Investors Service.  These services assign ratings to securities by assessing the likelihood of issuer default.  Lower credit  ratings  correspond  to higher  credit risk.  If a security has not received a rating,  the Fund must rely entirely  upon the Adviser's  credit assessment.

|X|  Fixed income  securities  generally  compensate  for greater credit risk by paying  interest at a higher rate.  The  difference  between the yield of a security  and the  yield  of a U.S.  Treasury  security  with a  comparable maturity  (the spread)  measures  the  additional  interest  paid for risk.
     Spreads may increase  generally  in response to adverse  economic or market conditions.  A security's spread may also increase if the security's rating is lowered,  or the security is perceived to have an increased credit risk.
     An increase in the spread will cause the price of the security to decline.

|X|  Credit  risk  includes  the  possibility  that  a  party  to a  transaction involving the Fund will fail to meet its obligations.  This could cause the
     Fund to lose the  benefit  of the  transaction  or  prevent  the Fund  from selling or buying other securities to implement its investment strategy.

Risks Associated with Noninvestment Grade Securities

|X|  Securities  rated  below  investment  grade,  also  known  as  junk  bonds, generally entail greater market, credit and liquidity risks than investment grade  securities.  For example,  their prices are more volatile,  economic downturns and financial  setbacks may affect their prices more  negatively, and their trading market may be more limited.

Leverage Risks

|X|  Leverage risk is created when an investment  exposes the Fund to a level of risk that  exceeds  the  amount  invested.  Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

|X|  Investments  can have these same  results if their  returns  are based on a multiple of a specified index, security, or other benchmark.

Fundamental Investment Objective

     The Fund's investment  objective is to provide long-term growth of capital.
The  investment  objective  may  not be  changed  by the  Fund's  Board  without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items,  or securities  issued or guaranteed by the government of the United
States  or its its  agencies  or  instrumentalities  and  repurchase  agreements collateralized  by such U.S.  government  securities;  and  securities  of other investment  companies)  if, as a result,  more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

     The Fund may  borrow  money,  directly  or  indirectly,  and  issue  senior securities to the maximum extent  permitted under the Investment  Company Act of
1940, as amended (the "1940 Act").

Investing in Real Estate

     The  Fund  may not  purchase  or  sell  real  estate,  provided  that  this restriction  does not prevent the Fund from  investing in issuers  which invest, deal, or otherwise  engage in transactions in real estate or interests  therein, or investing in securities that are secured by real estate or interests therein.
The Fund may exercise its rights under  agreements  relating to such securities, including  the right to  enforce  security  interests  and to hold  real  estate acquired by reason of such enforcement  until that real estate can be liquidated in an orderly manner.

Investing in Commodities

     The Fund may not purchase or sell physical  commodities,  provided that the
Fund may purchase securities of companies that deal in commodities.

Underwriting

     The Fund may not underwrite  the  securities of other issuers,  except that the Fund may engage in transactions  involving the  acquisition,  disposition or resale  of  its  portfolio  securities,  under  circumstances  where  it  may be considered to be an underwriter under the Securities Act of 1933.

Lending

     The  Fund may not make  loans,  provided  that  this  restriction  does not prevent the Fund from  purchasing  debt  obligations,  entering into  repurchase agreements,  lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

     The Fund will not make investments that will result in the concentration of its  investments  in the  securities  of issuers  primarily  engaged in the same industry. Government securities,  municipal securities and bank instruments will not be deemed to constitute an industry.

     The above limitations  cannot be changed unless authorized by the Board and the "vote of a majority of its outstanding voting securities," as defined by the
1940 Act.  The  following  limitations,  however,  may be  changed  by the Board without shareholder approval.  Shareholders will be notified before any material change in these limitations becomes effective.

Purchase on Margin

     The Fund will not purchase securities on margin, provided that the Fund may obtain short-term  credits necessary for the clearance of purchases and sales of securities,  and  further  provided  that the Fund may make  margin  deposits in connection  with its use of  financial  options  and  futures,  forward and spot
currency   contracts,   swap  transactions  and  other  financial  contracts  or
derivative instruments.

Pledging Assets

     The Fund will not  mortgage,  pledge,  or  hypothecate  any of its  assets, provided  that this shall not apply to the transfer of  securities in connection with any permissible borrowing or to collateral  arrangements in connection with permissible activities.

Illiquid Securities

     The  Fund  will not  purchase  securities  for  which  there is no  readily available market, or enter into repurchase  agreements or purchase time deposits maturing  in more than seven days,  if  immediately  after and as a result,  the value of such securities would exceed,  in the aggregate,  15% of the Fund's net assets.

     In applying the  concentration  restriction:  (a) utility companies will be divided  according  to their  services  (for  example,  gas,  gas  transmission, electric and telephone  will be considered a separate  industry);  (b) financial service  companies  will be  classified  according  to the end  users  of  their services (for example,  automobile finance, bank finance and diversified finance will each be considered a separate  industry);  and (c) asset-backed  securities will be classified according to the underlying assets securing such securities.

     To conform to the  current  view of the SEC staff that only  domestic  bank instruments may be excluded from industry concentration limitations, as a matter of  non-fundamental  policy,  the Fund will not exclude foreign bank instruments from industry  concentration  limitation  tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in  certain  industrial  development  bonds  funded  by  activities  in a single industry,  will be deemed to constitute  investment in an industry,  except when held for temporary defensive  purposes.  Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

     As a matter  of  non-fundamental  operating  policy,  for  purposes  of the commodities policy,  investments in transactions involving futures contracts and options,  forward  currency  contracts,  swap  transactions  and other financial contracts  that  settle by payment of cash are not deemed to be  investments  in commodities.

     For  purposes  of  its  policies  and   limitations,   the  Fund  considers
certificates  of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings  association having capital,  surplus,  and undivided profits in excess of  $100,000,000 at the time of investment to be "cash items."
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment,  a later increase or decrease in percentage resulting from any change in value or net assets  will not result in a  violation  of such limitation.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

o    for equity  securities,  according  to the last sale price in the market in which they are primarily traded (either a national  securities  exchange or the over-the-counter market), if available;

o    in the absence of recorded  sales for equity  securities,  according to the mean between the last closing bid and asked prices;

o    futures  contracts  and  options  are  generally  valued at  market  values established  by the  exchanges  on which  they are  traded  at the close of trading on such exchanges.  Options traded in the  over-the-counter  market are  generally  valued  according  to the mean between the last bid and the last asked  price for the option as  provided  by an  investment  dealer or other  financial  institution  that  deals in the  option.  The  Board  may determine in good faith that another method of valuing such  investments is necessary to appraise their fair market value;

o    for fixed  income  securities,  according to the mean between bid and asked prices as furnished by an independent  pricing  service,  except that fixed income  securities  with  remaining  maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o    for all other  securities  at fair value as determined in good faith by the
     Board.

     Prices provided by independent  pricing services may be determined  without relying exclusively on quoted prices and may consider  institutional  trading in similar groups of securities,  yield,  quality,  stability,  risk,  coupon rate, maturity,  type of issue,  trading  characteristics,  and other  market  data or factors.  From time to time,  when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in Foreign Securities

     Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE).  In computing its net asset value
(NAV),  the Fund values  foreign  securities at the latest  closing price on the exchange on which they are traded  immediately prior to the closing of the NYSE.
Certain  foreign  currency  exchange  rates may also be determined at the latest rate prior to the  closing  of the NYSE.  Foreign  securities  quoted in foreign currencies are  translated  into U.S.  dollars at current  rates.  Occasionally, events that affect these values and exchange  rates may occur  between the times at which  they are  determined  and the  closing  of the  NYSE.  If such  events materially  affect the value of portfolio  securities,  these  securities may be valued at their fair  value as  determined  in good  faith by the Fund's  Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

     The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

     The NAV for each class of Shares may  differ due to the  variance  in daily net income  realized by each class.  Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR eliminating THE FRONT-END SALES CHARGE

     You can reduce or eliminate  the  applicable  front-end  sales  charge,  as follows:

Quantity Discounts

     Larger  purchases  of the same Share class  reduce or  eliminate  the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children  under age 21. In addition,  purchases made at one time by a trustee or fiduciary  for a single trust estate or a single  fiduciary account can be combined.

Accumulated Purchases

     If you make an additional  purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable  sales charge on the additional purchase.

Concurrent Purchases

     You can combine concurrent purchases of the same share class of two or more
Federated funds in calculating the applicable sales charge.

Letter of Intent [Class A Shares]

     You can sign a Letter of Intent  committing to purchase a certain amount of the same class of Shares within a 13-month  period to combine such  purchases in calculating  the sales charge.  The Fund's  custodian will hold Shares in escrow equal to the maximum  applicable  sales  charge.  If you  complete the Letter of
Intent, the Custodian will release the Shares in escrow to your account.  If you do not fulfill the Letter of Intent,  the Custodian will redeem the  appropriate amount  from the Shares  held in escrow to pay the sales  charges  that were not applied to your purchases.

Reinvestment Privilege [Class C Shares]

     You may reinvest,  within 120 days, your Share  redemption  proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund [Class C Shares]

     The following individuals and their immediate family members may buy Shares at NAV  without  any sales  charge  because  there  are  nominal  sales  efforts associated with their purchases:

o    the  Directors,  employees  and  sales  representatives  of the  Fund,  the
     Adviser, the Distributor and their affiliates;

o    any  associated  person of an investment  dealer who has a sales  agreement with the Distributor; and

o    trusts, pension or profit-sharing plans for these individuals.

Purchases through Omnibus Accounts [ Class C Shares]

     Class C Shares  may be  purchase  without an  initial  sales  charge by any investor  who buys Class C Shares  through an omnibus  account  with a financial intermediary,  such as a broker or a bank,  that does not  accept or charge  the initial sales charge.

Federated Life Members

     Shareholders  of the Fund known as "Federated Life Members" are exempt from
paying  any  front-end  sales  charge.   These  shareholders   joined  the  Fund
originally:

o    through the  "Liberty  Account,"  an account  for  Liberty  Family of Funds shareholders  on February 28, 1987 (the Liberty  Account and Liberty Family
     of Funds are no longer marketed); or

o    as Liberty  Account  shareholders  by investing  through an affinity  group prior to August 1, 1987.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

     These reductions or eliminations are offered because:  no sales commissions
have  been  advanced  to  the  investment   professional   selling  Shares;  the
shareholder  has already paid a Contingent  Deferred  Sales  Charge  (CDSC);  or nominal sales efforts are associated with the original purchase of Shares.

     Upon  notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o    following  the death or  post-purchase  disability,  as  defined in Section
     72(m)(7)  of the  Internal  Revenue  Code of 1986,  of the  last  surviving shareholder;

o    representing minimum required  distributions from an Individual  Retirement
     Account or other  retirement plan to a shareholder who has attained the age of 70 1/2;

o    of Shares  that  represent  a  reinvestment  within  120 days of a previous redemption;

o    of Shares held by the Directors,  employees,  and sales  representatives of the Fund, the Adviser,  the Distributor and their affiliates;  employees of any  investment  professional  that  sells  Shares  according  to  a  sales agreement  with the  Distributor;  and the immediate  family members of the above persons;

o    of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered  investment  adviser or  retirement  plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities; and

o    which  are  involuntary  redemptions  processed  by the  Fund  because  the accounts do not meet the minimum balance requirements.

Class B Shares Only

o    which  are  qualifying  redemptions  of Class B Shares  under a  Systematic
     Withdrawal Program.

HOW IS THE FUND SOLD?

     Under the Distributor's  Contract with the Fund, the Distributor (Federated
Securities Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

     The  Distributor  receives a front-end sales charge on certain Share sales.
The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment  professionals for sales and/or administrative services. Any payments to investment  professionals  in excess of 90% of the front-end sales charge are considered  supplemental  payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN

     As a  compensation-type  plan,  the Rule 12b-1 Plan is  designed to pay the
Distributor  (who  may  then  pay  investment   professionals   such  as  banks,
broker/dealers,  trust departments of banks, and registered investment advisers)
for  marketing  activities  (such  as  advertising,  printing  and  distributing prospectuses,  and providing incentives to investment  professionals) to promote sales of Shares so that overall Fund assets are  maintained or  increased.  This helps the Fund  achieve  economies  of scale,  reduce  per Share  expenses,  and provide  cash  for  orderly  portfolio  management  and  Share  redemptions.  In addition,  the Fund's  service  providers  that  receive  asset-based  fees also benefit from stable or increasing Fund assets.

     The  Fund may  compensate  the  Distributor  more or less  than its  actual marketing  expenses.  In no event  will the  Fund  pay for any  expenses  of the
Distributor that exceed the maximum Rule 12b-1 Plan fee.

     For some  classes of Shares,  the  maximum  Rule 12b-1 Plan fee that can be paid in any one  year  may not be  sufficient  to  cover  the  marketing-related expenses the Distributor has incurred.  Therefore, it may take the Distributor a number of years to recoup these expenses.

     Federated and its subsidiaries may benefit from arrangements where the Rule
12b-1 Plan fees related to Class B Shares may be paid to third  parties who have advanced commissions to investment professionals.

SHAREHOLDER SERVICES

     The Fund may pay Federated  Shareholder  Services Company,  a subsidiary of
Federated,  for  providing  shareholder  services  and  maintaining  shareholder accounts.  Federated  Shareholder  Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

     Investment  professionals  (such as  broker/dealers  or banks)  may be paid fees,  in  significant  amounts,  out of the  assets of the  Distributor  and/or
Federated  Shareholder  Services  Company.  (These  fees do not come out of Fund assets.) The Distributor  and/or Federated  Shareholder  Services Company may be
reimbursed by the Adviser or its affiliates.

     Investment     professionals    receive    such    fees    for    providing
distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel,  sponsoring  other  activities  intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the  investment  professional sells or may sell;  the value of client  assets  invested;  and/or  the type and nature of sales or marketing support furnished by the investment professional.

     When an investment professional's customer purchases Shares, the investment professional may receive:

o    an amount up to 5.50% and 1.00%, respectively,  of the NAV of Class B and C
     Shares.

     In addition, the Distributor may pay investment  professionals 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year.

Class A Shares

     Investment  professionals purchasing Class A Shares for their customers are eligible  to  receive  an  advance  payment  from the  Distributor  based on the following breakpoints:

                            Advance Payments
                            as a Percentage
                            of Public Offering
Amount                      Price

First $1 - $5 million       0.75%

Next $5 - $20 million       0.50%

Over $20 million            0.25%

For accounts with assets over $1 million, the dealers advance payments reset annually to the first breakpoint on the anniversary of the first purchase.

---------------------------------------------------------------------------

     Class A Share  purchases under this program may be made by Letter of Intent or by combining  concurrent  purchases.  The above advance payments will be paid only on those  purchases that were not previously  subject to a front-end  sales charge and dealer  advance  payments.  Certain  retirement  accounts  may not be eligible for this program.

     A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment  professional  does not receive an advance payment on the  transaction  including,  but not limited  to,  trust  accounts  and wrap programs where the investor pays an account level fee for investment management.

EXCHANGING SECURITIES FOR SHARES

     You may contact the Distributor to request a purchase of Shares in exchange for  securities  you own. The Fund  reserves  the right to determine  whether to accept your  securities  and the minimum  market value to accept.  The Fund will value your securities in the same manner as it values its assets.  This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

     Certain  investment  professionals  may  wish to use the  transfer  agent's subaccounting system to minimize their internal recordkeeping requirements.  The transfer  agent may  charge a fee based on the level of  subaccounting  services rendered.  Investment  professionals  holding  Shares  in a  fiduciary,  agency, custodial or similar capacity may charge or pass through  subaccounting  fees as part of or in addition to normal  trust or agency  account  fees.  They may also charge fees for other  services  that may be related to the ownership of Shares.
This information should,  therefore, be read together with any agreement between the customer and the investment  professional about the services  provided,  the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

     Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described  below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

     Because  the Fund has  elected to be  governed by Rule 18f-1 under the 1940
Act, the Fund is obligated to pay Share  redemptions  to any one  shareholder in cash only up to the lesser of  $250,000 or 1% of the net assets  represented  by such Share class during any 90-day period.

     Any Share redemption  payment greater than this amount will also be in cash unless the Fund's Board  determines  that payment  should be in kind.  In such a case,  the Fund will pay all or a portion of the remainder of the  redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio  securities  will be selected in a manner that the Fund's  Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     Redemption in kind is not as liquid as a cash redemption.  If redemption is made in kind,  shareholders  receiving the portfolio securities and selling them before  their  maturity  could  receive  less than the  redemption  value of the securities and could incur certain transaction costs.

Exchange Privilege

     You may  exchange  Shares  of the Fund  into  shares  of the same  class of another Federated Fund.

     In an effort to deter  shareholders  from using repeated  exchanges to take advantage of short-term market movements (also known as "market timing"),  after
July 30, 2001, Shares acquired through an exchange may not be exchanged again (a
"Subsequent  Exchange")  for a period of 15 days.  The Fund will not process any request for a Subsequent  Exchange made during the 15-day period.  A shareholder who needs to effect a Subsequent Exchange to avoid unreasonable  hardship during the 15-day period should contact the Fund's Distributor. The Distributor may, in its sole  discretion,  permit the Subsequent  Exchange if the Distributor  finds that the Subsequent Exchange will not harm the Fund or its shareholders and that the requesting  shareholder has not engaged in what the Distributor considers to be a pattern of excessive  trading.  The rights of  shareholders to redeem their
Shares are not affected by this provision.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

     Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

     All Shares of the  Corporation  have equal  voting  rights,  except that in matters  affecting only a particular Fund or class,  only Shares of that Fund or class are entitled to vote.

     Directors  may be  removed  by the  Board or by  shareholders  at a special meeting.  A special meeting of shareholders will be called by the Board upon the written  request  of  shareholders  who own at  least  10% of the  Corporation's outstanding Shares of all series entitled to vote.

     As  of  March  3,  2003,  the  following   shareholders  owned  of  record,
beneficially,  or both, 5% or more of outstanding  Class A Shares:  Edward Jones
&  Co.,  Maryland  Hts, MO, owned  approximately  192,623  Shares  (13.65)%;
Donaldson Lufkin Jenrette,  Jersey City, NJ, owned approximately  158,173 Shares
(11.21)%;  Batesville Security Bank, Batesville, MS, owned approximately 105,711
Shares (7.48)%;  and MLPF&S,  Jacksonville,  FL, owned approximately  71,696
Shares (5.08)%. As of March 3, 2003, the following shareholders owned of record, beneficially,  or both, 5% or more of outstanding  Class B Shares:  Edward Jones
& Co., Maryland Hts, MO, owned approximately 46,354 Shares (5.18)%.

TAX INFORMATION

FEDERAL INCOME TAX

     The Fund  intends to meet  requirements  of  Subchapter  M of the  Internal
Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive  special tax  treatment  and will be subject to federal corporate income tax.

     The Fund will be treated as a single,  separate  entity for federal  income tax purposes so that income earned and capital gains and losses  realized by the
Corporation's other portfolios will be separate from those realized by the Fund.

     The Fund is entitled to a loss carry-forward,  which may reduce the taxable income or gain that the Fund would realize,  and to which the shareholder  would be subject, in the future.

FOREIGN INVESTMENTS

     If the Fund purchases  foreign  securities,  their investment income may be subject to foreign  withholding  or other taxes that could  reduce the return on these securities.  Tax treaties between the United States and foreign countries, however,  may reduce or eliminate  the amount of foreign taxes to which the Fund would be subject.  The effective  rate of foreign tax cannot be predicted  since the amount of Fund assets to be invested within various  countries is uncertain.
However,  the Fund  intends to operate so as to qualify for  treaty-reduced  tax rates when applicable.

     Distributions  from a Fund may be based on estimates of book income for the year.  Book income  generally  consists  solely of the income  generated  by the securities in the portfolio,  whereas  tax-basis income  includes,  in addition, gains or losses attributable to currency fluctuation.  Due to differences in the book  and tax  treatment  of  fixed-income  securities  denominated  in  foreign currencies,  it is difficult to project  currency  effects on an interim  basis.
Therefore,  to the extent that currency  fluctuations  cannot be anticipated,  a portion of distributions  to shareholders  could later be designated as a return of  capital,  rather  than  income,  for  income tax  purposes,  which may be of particular concern to simple trusts.

     If the Fund invests in the stock of certain foreign corporations,  they may constitute  Passive Foreign  Investment  Companies  (PFIC),  and the Fund may be
subject to federal income taxes upon disposition of PFIC investments.

     If more  than 50% of the value of the  Fund's  assets at the end of the tax year is  represented  by stock or securities of foreign  corporations,  the Fund will qualify for certain Code provisions that allow its  shareholders to claim a foreign tax credit or deduction on their U.S.  income tax returns.  The Code may limit a shareholder's  ability to claim a foreign tax credit.  Shareholders  who elect to deduct their  portion of the Fund's  foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF DIRECTORS

     The Board is responsible for managing the  Corporation's  business  affairs and for  exercising all the  Corporation's  powers except those reserved for the shareholders.  The following tables give information about each Board member and the senior  officers of the Fund.  Where  required,  the tables  separately list
Board members who are "interested persons" of the Fund (i.e., "Interested" Board members)  and those who are not  (i.e.,  "Independent"  Board  members).  Unless otherwise noted, the address of each person listed is Federated Investors Tower,
1001 Liberty Avenue,  Pittsburgh, PA. The Corporation comprises seven portfolios and the Federated Fund Complex consists of 44 investment  companies  (comprising
138  portfolios).  Unless  otherwise  noted,  each  Board  member  oversees  all portfolios in the Federated  Fund Complex;  serves for an indefinite  term;  and also serves as a Board member of the  following  investment  company  complexes:
Banknorth Funds-five portfolios;  CCMI Funds-two portfolios;  Regions Funds-nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds-five portfolios.

     As of March 3,  2003,  the  Fund's  Board  and  Officers  as a group  owned approximately  less than 1% of the Fund's outstanding Class A, Class B and Class
C Shares.

INTERESTED DIRECTORS BACKGROUND AND COMPENSATION

                      Principal Occupation(s) for Past   Aggregate     Total
                      Five Years, Other Directorships    Compensation  Compensation
Name                  Held and Previous Position(s)      from          From
Birth Date                                               Corporation   Corporation and
Address                                                  past          Federated Fund
Positions Held with                                      (fiscal       Complex
Corporation                                              year)         (past calendar
Date Service Began                                                      year)

                      Principal Occupations: Chief        $0            $0
John F. Donahue*      Executive Officer and Director
Birth Date: July      or Trustee of the Federated Fund
28, 1924              Complex; Chairman and Director,
CHAIRMAN AND          Federated Investors, Inc.;
DIRECTOR              Chairman, Federated Investment
Began serving:        Management Company, Federated
January 1994          Global Investment Management
                      Corp. and Passport Research, Ltd.

                      Previous Positions: Trustee,
                      Federated Investment Management
                      Company and Chairman and
                      Director, Federated Investment
                      Counseling.

                      Principal Occupations: President      $0        $0
J. Christopher        or Executive Vice President of
Donahue*              the Federated Fund Complex;
Birth Date: April     Director or Trustee of some of
11, 1949              the Funds in the Federated Fund
PRESIDENT AND         Complex; President, Chief
DIRECTOR              Executive Officer and Director,
Began serving:        Federated Investors, Inc.;
January 2000          President, Chief Executive
                      Officer and Trustee, Federated
                      Investment Management Company;
                      Trustee, Federated Investment
                      Counseling; President, Chief
                      Executive Officer and Director,
                      Federated Global Investment
                      Management Corp.; President and
                      Chief Executive Officer,
                      Passport Research, Ltd.;
                      Trustee, Federated Shareholder
                      Services Company; Director,
                      Federated Services Company.

                      Previous Position: President,
                      Federated Investment Counseling.

                      Principal Occupations: Director     $140.39    $148,500
Lawrence D. Ellis,    or Trustee of the Federated Fund
M.D.*                 Complex; Professor of Medicine,
Birth Date: October   University of Pittsburgh;
11, 1932              Medical Director, University of
3471 Fifth Avenue     Pittsburgh Medical Center
Suite 1111            Downtown; Hematologist,
Pittsburgh, PA        Oncologist and Internist,
DIRECTOR              University of Pittsburgh Medical
Began serving:        Center.
January 1994
                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F.
Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence
D. Ellis, M.D. is "interested" because his son-in-law is employed by the
Fund's principal underwriter, Federated Securities Corp.
---------------------------------------------------------------------------


INDEPENDENT DIRECTORS BACKGROUND AND COMPENSATION

                      Principal Occupation(s) for Past   Aggregate     Total
                      Five Years, Other Directorships    Compensation  Compensation
Name                  Held and Previous Position(s)      from          From
Birth Date                                               Corporation   Corporation and
Address                                                  past          Federated Fund
Positions Held with                                      (fiscal       Complex
Corporation                                              year)         (past calendar
Date Service Began                                                      year)

                      Principal Occupation: Director          $154.45         $163,350
Thomas G. Bigley      or Trustee of the Federated Fund
Birth Date:           Complex.
February 3, 1934
15 Old Timber Trail   Other Directorships Held:
Pittsburgh, PA        Director, Member of Executive
DIRECTOR              Committee, Children's Hospital
Began serving:        of Pittsburgh; Director,
November 1994         University of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

                      Principal Occupations: Director         $154.45         $163.350
John T. Conroy, Jr.   or Trustee of the Federated Fund
Birth Date: June      Complex; Chairman of the Board,
23, 1937              Investment Properties
Grubb &               Corporation; Partner or Trustee
Ellis/Investment      in private real estate ventures
Properties            in Southwest Florida.
Corporation
3838 Tamiami Trail    Previous Positions: President,
N.                    Investment Properties
Naples, FL            Corporation; Senior Vice
DIRECTOR              President, John R. Wood and
Began serving:        Associates, Inc., Realtors;
January 1994          President, Naples Property
                      Management, Inc. and Northgate
                      Village Development Corporation.

                      Principal Occupation: Director          $154.45         $163,350
Nicholas P.           or Trustee of the Federated Fund
Constantakis          Complex.
Birth Date:
September 3, 1939     Other Directorships Held:
175 Woodshire Drive   Director, Michael Baker
Pittsburgh, PA        Corporation (engineering and
DIRECTOR              energy services worldwide).
Began serving:        ---------------------------------
February 1998
                      Previous Position: Partner,
                      Andersen Worldwide SC.

                      Principal Occupation: Director          $140.39         $148,500
John F. Cunningham    or Trustee of the Federated Fund
Birth Date: March     Complex.
5, 1943
353 El Brillo Way     Other Directorships Held:
Palm Beach, FL        Chairman, President and Chief
DIRECTOR              Executive Officer, Cunningham &
Began serving:        Co., Inc. (strategic business
January 1999          consulting); Trustee Associate,
                      Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

                      Principal Occupation: Director          $140.39         $148,500
Peter E. Madden       or Trustee of the Federated Fund
Birth Date: March     Complex; Management Consultant.
16, 1942              ---------------------------------
One Royal Palm Way
100 Royal Palm Way    Other Directorships Held: Board
Palm Beach, FL        of Overseers, Babson College.
DIRECTOR
Began serving:        Previous Positions:
January 1994          Representative, Commonwealth of
                      Massachusetts General Court;
                      President, State Street Bank and
                      Trust Company and State Street
                      Corporation (retired); Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director,
                      Depository Trust Corporation;
                      Director, The Boston Stock
                      Exchange.

                      Principal Occupations: Director         $154.45         $163,350
Charles F.            or Trustee of the Federated Fund
Mansfield, Jr.        Complex; Management Consultant;
Birth Date: April     Executive Vice President, DVC
10, 1945              Group, Inc. (marketing,
80 South Road         communications and technology)
Westhampton Beach,    (prior to 9/1/00).
NY
DIRECTOR              Previous Positions: Chief
Began serving:        Executive Officer, PBTC
January 1999          International Bank; Partner,
                      Arthur Young & Company (now
                      Ernst & Young LLP); Chief
                      Financial Officer of Retail
                      Banking Sector, Chase Manhattan
                      Bank; Senior Vice President,
                      HSBC Bank USA (formerly, Marine
                      Midland Bank); Vice President,
                      Citibank; Assistant Professor of
                      Banking and Finance, Frank G.
                      Zarb School of Business, Hofstra
                      University.

John E. Murray,       Principal Occupations:  Director        $168.49         $178,200
Jr., J.D., S.J.D.     or Trustee of the Federated Fund
Birth Date:           Complex; Chancellor and Law
December 20, 1932     Professor, Duquesne University;
Chancellor,           Consulting Partner, Mollica &
Duquesne University   Murray.
Pittsburgh, PA
DIRECTOR              Other Directorships Held:
Began serving:        Director, Michael Baker Corp.
February 1995         (engineering, construction,
                      operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

                      Principal Occupations:  Director        $140.39         $148,500
Marjorie P. Smuts     or Trustee of the Federated Fund
Birth Date: June      Complex; Public
21, 1935              Relations/Marketing
4905 Bayard Street    Consultant/Conference
Pittsburgh, PA        Coordinator.
DIRECTOR
Began serving:        Previous Positions: National
January 1994          Spokesperson, Aluminum Company
                      of America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

                      Principal Occupations:  Director        $140.39         $148,500
John S. Walsh         or Trustee of the Federated Fund
Birth Date:           Complex; President and Director,
November 28, 1957     Heat Wagon, Inc. (manufacturer
2604 William Drive    of construction temporary
Valparaiso, IN        heaters); President and
DIRECTOR              Director, Manufacturers
Began serving:        Products, Inc. (distributor of
January 1999          portable construction heaters);
                      President, Portable Heater
                      Parts, a division of
                      Manufacturers Products, Inc.

                      Previous Position: Vice
                      President, Walsh & Kelly, Inc.


OFFICERS**

Name                          Principal Occupation(s) and Previous Position(s)
Birth Date
Address
Positions Held with
Corporation
                              Principal Occupations: President, Executive Vice
Edward C. Gonzales            President and Treasurer of some of the Funds in the
Birth Date: October 22, 1930  Federated Fund Complex; Vice Chairman, Federated
EXECUTIVE VICE PRESIDENT      Investors, Inc.; Trustee, Federated Administrative
                              Services.

                              Previous Positions: Trustee or Director of some of the
                              Funds in the Federated Fund Complex; CEO and Chairman,
                              Federated Administrative Services; Vice President,
                              Federated Investment Management Company, Federated
                              Investment Counseling, Federated Global Investment
                              Management Corp. and Passport Research, Ltd.; Director
                              and Executive Vice President, Federated Securities
                              Corp.; Director, Federated Services Company; Trustee,
                              Federated Shareholder Services Company.

                              Principal Occupations: Executive Vice President and
John W. McGonigle             Secretary of the Federated Fund Complex; Executive Vice
Birth Date: October 26, 1938  President, Secretary and Director, Federated Investors,
EXECUTIVE VICE PRESIDENT AND  Inc.
SECRETARY
                              Previous Positions: Trustee, Federated Investment
                              Management Company and Federated Investment Counseling;
                              Director, Federated Global Investment Management Corp.,
                              Federated Services Company and Federated Securities
                              Corp.

                              Principal Occupations: Treasurer of the Federated Fund
Richard J. Thomas             Complex; Senior Vice President, Federated
Birth Date: June 17, 1954     Administrative Services.
TREASURER
                              Previous Positions: Vice President, Federated
                              Administrative Services; held various management
                              positions within Funds Financial Services Division of
                              Federated Investors, Inc.

                              Principal Occupations: President or Vice President of
Richard B. Fisher             some of the Funds in the Federated Fund Complex; Vice
Birth Date: May 17, 1923      Chairman, Federated Investors, Inc.; Chairman,
VICE CHAIRMAN                 Federated Securities Corp.

                              Previous Positions: Director or Trustee of some of the
                              Funds in the Federated Fund Complex; Executive Vice
                              President, Federated Investors, Inc. and Director and
                              Chief Executive Officer, Federated Securities Corp.
                              Principal Occupations: Chief Investment Officer of this
Stephen F. Auth               Fund and various other Funds in the Federated Fund
Birth Date: September 3, 1956 Complex; Executive Vice President, Federated Investment
CHIEF INVESTMENT OFFICER      Counseling, Federated Global Investment Management
                              Corp., Federated Investment Management Company and
                              Passport Research, Ltd.

                              Previous Positions: Senior Vice President, Global
                              Portfolio Management Services Division; Senior Vice
                              President, Federated Investment Management Company and
                              Passport Research, Ltd; Senior Managing Director and
                              Portfolio Manager, Prudential Investments.

**    Officers do not receive any compensation from the Fund.
---------------------------------------------------------------------------
Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and
Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of
Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12,
2000. Mr. John E. Murray, Jr., an Independent Director of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before
Duquesne's Board that affects Mr. Murray personally.

COMMITTEES OF THE BOARD
                              Committee Functions                          Meetings
                                                                           Held
                                                                           During
                                                                           Last
Board     Committee                                                        Fiscal
Committee Members                                                          Year
Executive John F. Donahue     In between meetings of the full Board,       Two
          John E. Murray,     the Executive Committee generally may
          Jr., J.D., S.J.D.   exercise all the powers of the full Board
                              in the management and direction of the
                              business and conduct of the affairs of
                              the Corporation in such manner as the
                              Executive Committee shall deem to be in
                              the best interests of the Corporation.
                              However, the Executive Committee cannot
                              elect or remove Board members, increase
                              or decrease the number of Directors,
                              elect or remove any Officer, declare
                              dividends, issue shares or recommend to
                              shareholders any action requiring
                              shareholder approval.

Audit     Thomas G. Bigley    The Audit Committee reviews and              Four
          John T. Conroy,     recommends to the full Board the
          Jr.                 independent auditors to be selected to
          Nicholas P.         audit the Fund`s financial statements;
          Constantakis        meets with the independent auditors
          Charles F.          periodically to review the results of the
          Mansfield, Jr.      audits and reports the results to the
                              full Board; evaluates the independence of
                              the auditors, reviews legal and
                              regulatory matters that may have a
                              material effect on the financial
                              statements, related compliance policies
                              and programs, and the related reports
                              received from regulators; reviews the
                              Fund`s internal audit function; reviews
                              compliance with the Fund`s code of
                              conduct/ethics; reviews valuation issues;
                              monitors inter-fund lending transactions;
                              reviews custody services and issues and
                              investigates any matters brought to the
                              Committee's attention that are within the
                              scope of its duties.

Board ownership of shares in the fund and in the Federated family of
Investment companies as of DECEMBER 31, 2002
---------------------------------------------------------------------------
                             Dollar          Aggregate
                             Range of        Dollar Range of
                             Shares          Shares Owned in
                             Owned           Federated
                             in Fund         Family of
Interested                                   Investment
Board Member Name                            Companies

John F. Donahue             Over $100,000     Over $100,000

J. Christopher Donahue      $10,001-$50,00O   Over $100,000

Lawrence D. Ellis, M.D.     None              Over $100,000

Independent Board Member Name

Thomas G. Bigley           None    Over $100,000

John T. Conroy, Jr.        None    Over $100,000

Nicholas P. Constantakis   None    Over $100,000

John F. Cunningham         None    Over $100,000

Peter E. Madden            None    Over $100,000

Charles F. Mansfield, Jr.  None    $50,001 - $100,000

John E. Murray,            None    Over $100,000
Jr., J.D., S.J.D.

Marjorie P. Smuts          None    Over $100,000

John S. Walsh              None    Over $100,000

INVESTMENT ADVISER
---------------------------------------------------------------------------

     The Adviser conducts investment research and makes investment decisions for the Fund.

     The Adviser is a wholly owned subsidiary of Federated.

     The Adviser shall not be liable to the Corporation or any Fund  shareholder for any losses that may be sustained in the  purchase,  holding,  or sale of any security  or for  anything  done or  omitted  by it,  except  acts or  omissions
involving  willful  misfeasance,   bad  faith,  gross  negligence,  or  reckless
disregard of the duties imposed upon it by its contract with the Corporation.

     As  required  by the 1940 Act,  the Fund's  Board has  reviewed  the Fund's investment  advisory  contract.  The Board's  decision  to approve the  contract reflects  the  exercise of its  business  judgment  on whether to  continue  the existing  arrangements.  During its review of the contract,  the Board considers many  factors,  among the most  material  of which are:  the  Fund's  investment objectives  and long term  performance;  the  Adviser's  management  philosophy, personnel,  and processes; the preferences and expectations of Fund shareholders and their relative  sophistication;  the continuing  state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services  provided to the Fund and its  shareholders by the Federated organization  in  addition  to  investment  advisory  services;  and the  Fund's relationship the Federated funds.

     In assessing the Adviser's  performance of its obligations,  the Board also considers  whether  there  has  occurred  a  circumstance  or event  that  would constitute  a reason for it to not renew an advisory  contract.  In this regard, the Board is mindful of the potential  disruptions of the Fund's  operations and various risks, uncertainties and other effects that could occur as a result of a decision to  terminate or not renew an advisory  contract.  In  particular,  the
Board  recognizes  that  most  shareholders  have  invested  in the  Fund on the
strength  of  the  Adviser's   industry  standing  and  reputation  and  in  the
expectation  that the Adviser will have a continuing role in providing  advisory services to the Fund.

     The Board also  considers  the  compensation  and benefits  received by the
Adviser.  This includes fees received for services provided to the Fund by other entities in the Federated  organization  and research  services  received by the
Adviser from brokers that execute fund trades, as well as advisory fees. In this regard,  the Board is aware that various courts have  interpreted  provisions of the 1940 Act and have indicated in their  decisions  that the following  factors may be  relevant  to an  Adviser's  compensation:  the nature and quality of the services  provided by the Adviser,  including the  performance  of the Fund; the
Adviser's  cost of providing the  services;  the extent to which the Adviser may realize  "economies  of scale" as the Fund grows larger;  any indirect  benefits that may accrue to the Adviser and its  affiliates  as a result of the Adviser's relationship  with the Fund;  performance and expenses of comparable  funds; and
the extent to which the  independent  Board members are fully informed about all facts  bearing on the  Adviser's  service and fee.  The Fund's Board is aware of these  factors and takes them into account in its review of the Fund's  advisory contract.

     The  Board  considers  and  weighs  these  circumstances  in  light  of its substantial  accumulated  experience  in  governing  the Fund and  working  with
Federated on matters  relating to the  Federated  funds,  and is assisted in its deliberations by the advice of independent  legal counsel.  In this regard,  the
Board requests and receives a significant  amount of information  about the Fund and the Federated  organization.  Federated provides much of this information at each  regular  meeting  of  the  Board,  and  furnishes  additional  reports  in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly  scheduled  meetings,  the Board may receive  information  on particular  matters as the need arises.  Thus,  the
Board's  evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy,  personnel,  and processes; the
Fund's  short-  and  long-term  performance  (in  absolute  terms  as well as in relationship  to its  particular  investment  program and certain  competitor or
"peer group"  funds),  and comments on the reasons for  performance;  the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense  limitations);  the use and allocation of brokerage  commissions  derived from trading the Fund's  portfolio securities; the nature and extent of the advisory and other services provided to the  Fund by the  Adviser  and its  affiliates;  compliance  and  audit  reports concerning  the Federated  funds and the Federated  companies that service them;
and relevant  developments  in the mutual fund  industry  and how the  Federated funds and/or Federated are responding to them.

     The Board also receives  financial  information about Federated,  including
reports  on  the   compensation   and  benefits   Federated   derives  from  its
relationships  with the Federated  funds.  These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing  other services to the Federated  funds under  separate  contracts
(e.g.,  for serving as the Federated funds'  administrator  and transfer agent).
The reports  also  discuss any indirect  benefit  Federated  may derive from its receipt of research services from brokers who execute Federated fund trades.

     The Board  bases its  decision  to  approve  an  advisory  contract  on the totality of the circumstances and relevant factors,  and with a view to past and future  long-term  considerations.  Not all of the  factors  and  considerations identified  above  are  relevant  to every  Federated  fund,  nor does the Board consider  any  one  of  them  to  be  determinative.  Because  the  totality  of circumstances  includes considering the relationship of each Federated fund, the
Board  does not  approach  consideration  of  every  Federated  fund's  advisory contract as if that were the only Federated fund offered by Federated.

Other Related Services

     Affiliates  of  the  Adviser  may,  from  time  to  time,  provide  certain electronic  equipment  and  software  to  institutional  customers  in  order to facilitate the purchase of Fund Shares offered by the Distributor.

Code of Ethics Restrictions on Personal Trading

     As required by SEC rules,  the Fund, its Adviser,  and its Distributor have adopted codes of ethics.  These codes govern  securities  trading  activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these  people to trade in  securities,  including  those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its  shareholders  from abuses in this area,  such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

     When  selecting  brokers  and  dealers to handle the  purchase  and sale of portfolio instruments,  the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio  instruments,  except when a better price and execution of the order can be obtained elsewhere.  The Adviser may select brokers and dealers based on whether they also offer  research  services (as  described  below).  In selecting  among  firms  believed to meet these  criteria,  the Adviser may give consideration  to those firms which have sold or are selling  Shares of the Fund and other funds  distributed by the Distributor and its affiliates.  The Adviser may also direct  certain  portfolio  trades to a broker  that,  in turn,  pays a portion of the  Fund's  operating  expenses.  The  Adviser  makes  decisions  on portfolio  transactions and selects brokers and dealers subject to review by the
Fund's Board.

     Investment  decisions  for the Fund are made  independently  from  those of other accounts managed by the Adviser.  Except as noted below, when the Fund and one or more of those  accounts  invests in, or disposes  of, the same  security, available  investments or  opportunities  for sales will be allocated  among the
Fund and the  account(s)  in a manner  believed by the Adviser to be  equitable.
While the  coordination  and ability to participate in volume  transactions  may benefit the Fund, it is possible that this procedure could adversely  impact the price paid or received and/or the position  obtained or disposed of by the Fund.
Investments  for  Federated  Kaufmann  Fund and other  accounts  managed by that
fund's  portfolio   managers  in  initial  public  offerings  ("IPO")  are  made independently  from any other  accounts,  and much of their non-IPO  trading may also be conducted independently from other accounts.

Research Services

     Research services may include advice as to the advisability of investing in securities;  security analysis and reports;  economic studies; industry studies;
receipt of quotations for portfolio evaluations;  and similar services. Research services  may be used by the Adviser or by  affiliates  of Federated in advising other  accounts.  To the extent  that  receipt  of these  services  may  replace services for which the Adviser or its affiliates  might  otherwise have paid, it would tend to reduce their  expenses.  The Adviser and its  affiliates  exercise reasonable  business judgment in selecting those brokers who offer brokerage and research  services to execute  securities  transactions.  They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

     For the fiscal year ended,  November 30, 2002, the Fund's Adviser  directed brokerage  transactions  to  certain  brokers  due  to  research  services  they provided.  The total amount of these  transactions was $87,954,034 for which the
Fund paid $185,160 in brokerage commissions.

ADMINISTRATOR

     Federated   Services   Company,   a  subsidiary  of   Federated,   provides
administrative  personnel  and services  (including  certain legal and financial reporting  services)  necessary to operate the Fund.  Federated Services Company provides these at the following  annual rate of the average  aggregate daily net assets of all Federated funds as specified below:

                          Average Aggregate Daily
Maximum                   Net Assets of the
Administrative Fee        Federated funds
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
                          on assets in excess of
0.075 of 1%               $750 million

     The  administrative  fee received  during any fiscal year shall be at least
$125,000  per  portfolio  and  $30,000  per each  additional  class  of  Shares.
Federated  Services  Company may voluntarily  waive a portion of its fee and may reimburse the Fund for expenses.
-------------------------------------------------------------------------------

     Federated   Services   Company  also  provides   certain   accounting   and
recordkeeping  services with respect to the Fund's  portfolio  investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

     State Street Bank and Trust Company,  Boston,  Massachusetts,  is custodian for the securities and cash of the Fund.  Foreign  instruments  purchased by the
Fund are held by foreign banks  participating in a network  coordinated by State
Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Federated   Services  Company,   through  its  registered   transfer  agent
subsidiary,  Federated  Shareholder  Services  Company,  maintains all necessary shareholder  records.  The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS


     The independent  auditors for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing  standards  generally  accepted in the United
States of  America,  which  require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


FEES PAID BY THE FUND FOR SERVICES
For the Year Ended              2002                 2001           2000
November 30
Advisory Fee Earned             $374,200             $633,167       $857,224
Advisory Fee Reduction          68,990               0              60,184
Brokerage Commissions           215,202              468,583        1,224,631
Administrative Fee              185,000              185,000        185,000
12b-1 Fee:
 Class B Shares                 86,239               --             --
 Class C Shares                 50,226               --             --
Shareholder Services Fee:
  Class A Shares                48,062               --             --
  Class B Shares                28,746               --             --
  Class C Shares                16,742               --             --

     Fees are  allocated  among  classes  based on their pro rata  share of Fund assets,  except for marketing (Rule 12b-1) fees and  shareholder  services fees, which are borne only by the applicable class of Shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

     The Fund may  advertise  Share  performance  by using  the  SEC's  standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance  information to be accompanied by non-standard performance information.

     Share  performance  reflects the effect of non-recurring  charges,  such as maximum sales charges,  which, if excluded,  would increase the total return and yield.  The  performance  of Shares  depends upon such  variables as:  portfolio quality;  average portfolio  maturity;  type and value of portfolio  securities;
changes in interest rates;  changes or differences in the Fund's or any class of
Shares' expenses; and various other factors.

     Share performance  fluctuates on a daily basis largely because net earnings and/or the value of portfolio  holdings  fluctuate daily.  Both net earnings and offering  price per  Share are  factors  in the  computation  of yield and total return.

Average Annual Total Returns

     Total  returns  are  given  for  the  one-year,   five-year  and  Start  of
Performance periods ended November 30, 2002.

                          1 Year    5 Years            Start of
                                                       Performance on
                                                       2/28/1996
Class A Shares:
Total Return
  Before Taxes            (21.00)%  (4.45)%            1.49%
  After Taxes on          (21.00)%  (5.36)%            0.56%
  Distributions
  After Taxes on          (12.90)%  (3.40)%            1.19%
  Distributions
  and Sale of Shares
                          1 Year    5 Years            Start of
                                                       Performance on
                                                       2/28/1996
Class B Shares:
Total Return
  Before Taxes            (21.64)%  (4.42)%            1.56%
  After Taxes on          (21.64)%  (5.37)%            0.62%
  Distributions
  After Taxes on          (13.28)%  (3.35)%            1.27%
  Distributions
  and Sale of Shares
                          1 Year    5 Years            Start of
                                                       Performance on
                                                       2/28/1996
Class C Shares:
Total Return
  Before Taxes            (18.69)%  (4.25)%            1.42%
  After Taxes on          (18.69)%  (5.20)%            0.47%
  Distributions
  After Taxes on          (11.47)%  (3.22)%            1.15%
  Distributions
  and Sale of Shares

---------------------------------------------------------------------------

TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific  period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for Shares is the average  compounded  rate of return for a given period that would equate a $10,000  initial  investment to the ending  redeemable value of that investment.  The ending redeemable value is computed by  multiplying  the number of Shares owned at the end of the period by the NAV per Share at the end of the  period.  The number of Shares  owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000,  less any  applicable  sales charge,  adjusted over the period  by any  additional  Shares,  assuming  the  annual  reinvestment  of all dividends  and  distributions.  Total  returns  after taxes are  calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

PERFORMANCE COMPARISONS

     Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o    discussions  of economic,  financial and political  developments  and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o    information  about  the  mutual  fund  industry  from  sources  such as the
     Investment Company Institute.

     The Fund may  compare  its  performance,  or  performance  for the types of securities  in which it invests,  to a variety of other  investments,  including federally insured bank products such as bank savings  accounts,  certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources  regarding  individual countries  and regions,  world stock  exchanges,  and  economic and  demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance.  When comparing performance,  you should consider all relevant  factors such as the composition of the index used,  prevailing  market conditions,  portfolio  compositions  of other funds,  and methods used to value portfolio  securities and compute  offering  price.  The financial  publications and/or indices which the Fund uses in advertising may include:

Morgan Stanley Capital International Europe Index

     The MSCI Europe Index is an unmanaged,  market value-  weighted  average of over 580  securities  listed on the stock  exchanges of 15 countries in the over
580  securities  listed on the stock  exchanges  of 15 countries in the European region.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500)

     Composite index of common stocks in industry, transportation, and financial and public  utility  companies.  Can be used to compare to the total  returns of funds whose portfolios are invested primarily in common stocks. In addition, the
S&P 500 assumes  reinvestments of all dividends paid by stocks listed on its index.  Taxes  due on any of  these  distributions  are  not  included,  nor are brokerage or other fees calculated in the S&P figures.

Lipper Analytical Services, Inc.

     Lipper Analytical Services,  Inc. ranks funds in various fund categories by making  comparative  calculations  using total return.  Total return assumes the reinvestment of all capital gains  distributions  and income dividends and takes into account any change in NAV over a specific period of time.

Morgan Stanley Capital International World Free Indices

     Morgan Stanley Capital International World Indices includes,  among others, the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE
Index).  The EAFE Index is an  unmanaged  index of more than 1,000  companies of
Europe, Australia and the Far East.

Ibbotson Associates International Bond Index

     Ibbotson Associates  International Bond Index provides a detailed breakdown of local market and currency returns since 1960.

Bear Stearns Foreign Bond Index

     Bear  Stearns  Foreign  Bond Index  provides  simple  average  returns  for individual countries and GNP-weighted index,  beginning in 1975. The returns are broken down by local market and currency.

Morningstar, Inc.

     Morningstar, Inc. is an independent rating service, is the publisher of the bi-weekly  Mutual  Fund  Values.  Mutual  Fund  Values  rates  more  than  1,000
NASDAQ-listed  mutual  funds  of all  types  according  to  their  risk-adjusted returns.  The maximum  rating is five stars,  and ratings are  effective for two weeks.

CDA/Wiesenberger Investment Company Services

     Mutual fund  rankings and data that ranks and/or  compares  mutual funds by overall performance,  investment objectives,  assets, expense levels, periods of existence and/or other factors.

Financial Times Actuaries Indices

     Financial  Times  Actuaries  Indices  including  the  FTA-World  Index (and components thereof), which are based on stocks in major world equity markets.

Financial Publications

     The Wall Street Journal,  Business Week,  Changing Times,  Financial World,
Forbes,   Fortune  and  Money  magazines,   among  others--provide   performance
statistics over specified time periods.

Dow Jones Industrial Average (DJIA)

     Represents share prices of selected blue-chip industrial corporations.  The
DJIA   indicates   daily  changes  in  the  average  price  of  stock  of  these corporations.  Because it represents the top  corporations of America,  the DJIA index is a leading economic indicator for the stock market as a whole.

CNBC Financial News Composite Index

     The World Bank Publication of Trends in Developing Countries (TIDE)

     The World Bank  publication of trends in developing  countries  (TIDE) TIDE provides brief reports on most of the World Bank's borrowing members.  The World
Development  Report is  published  annually  and looks at  global  and  regional economic trends and their implications for the developing economies.

     Datastream, InterSec, FactSet, Ibbotson Associates, and Worldscope Database
retrieval services for information including,  but not limited to, international financial and economic data.

International Financial Statistics

     Produced by the International Monetary Fund.

World Bank

     Various  publications and annual reports produced by the World Bank and its affiliates.

International Bank for Reconstruction and Development

     Various publications.

     Moody's Investors Service, Inc., Fitch IBCA, Inc. and Standard & Poor's
Various publications.

Wilshire Associates

     An on-line database for international financial and economic data including performance measures for a wide range of securities.

     International Finance Corporation (IFC) Emerging Markets Data Base Provides
detailed statistics on stock and bond markets in developing countries, including
IFC market indices.

Organization for Economic Cooperation and Development (OECD)

Various publications.

WHO IS FEDERATED INVESTORS, INC.?

     Federated  is  dedicated to meeting  investor  needs by making  structured,
straightforward  and  consistent  investment  decisions.   Federated  investment
products  have  a  history  of  competitive  performance  and  have  gained  the confidence of thousands of financial institutions and individual investors.

     Federated's  disciplined  investment  selection  process is rooted in sound methodologies  backed by  fundamental  and  technical  research.  At  Federated, success in investment management does not depend solely on the skill of a single portfolio  manager.  It is a fusion of individual  talents and  state-of-the-art industry tools and resources.  Federated's  investment process involves teams of portfolio  managers  and  analysts,  and  investment  decisions  are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

Federated Funds overview

Municipal Funds

     In the municipal sector, as of December 31, 2002, Federated managed 14 bond funds with  approximately  $3.2 billion in assets and 22 money market funds with approximately $20.6 billion in total assets. In 1976,  Federated  introduced one of the first  municipal  bond mutual funds in the industry and is now one of the largest  institutional  buyers  of  municipal  securities.  The  Funds may quote statistics  from  organizations  including The Tax  Foundation  and the National
Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

     In the equity sector,  Federated has more than 31 years' experience.  As of
December 31, 2002,  Federated  managed 37 equity  funds  totaling  approximately
$16.2 billion in assets across  growth,  value,  equity  income,  international, index and sector (i.e. utility) styles.  Federated's  value-oriented  management style combines  quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

     In the corporate bond sector, as of December 31, 2002, Federated managed 10 money market funds and 9 bond funds with assets  approximating $59.4 billion and
$6.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the  corporate  bond  sector.  In 1972,  Federated  introduced  one of the first high-yield bond funds in the industry.  In 1983,  Federated was one of the first fund managers to participate  in the asset backed  securities  market,  a market totaling more than $209 billion.

Government Funds

     In the  government  sector,  as of December 31, 2002,  Federated  managed 7 mortgage backed, 3 multi-sector  government  funds, 4  government/agency  and 19 government money market mutual funds,  with assets  approximating  $4.9 billion,
$0.9 billion,  $2.9 billion and $56.2 billion,  respectively.  Federated  trades approximately  $90.4 billion in U.S.  government and mortgage backed  securities daily and places  approximately  $35 billion in repurchase  agreements each day.
Federated introduced the first U.S. government fund to invest in U.S. government bond  securities  in 1969.  Federated  has been a major  force in the short- and
intermediate-term   government   markets  since  1982  and   currently   manages
approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

     In the money market sector,  Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund.
Simultaneously,  the company  pioneered the use of the amortized  cost method of accounting for valuing  shares of money market funds, a principal  means used by money  managers  today to value money  market  fund  shares.  Other  innovations include the first  institutional  tax-free money market fund. As of December 31,
2002,  Federated  managed $136.2 billion in assets across 52 money market funds, including 19  government,  10 prime,  22 municipal and 1  euro-denominated  with assets  approximating  $56.2 billion,  $59.4  billion,  $20.6 billion and $173.9 million, respectively.

     The Chief  Investment  Officers  responsible  for  oversight of the various investment  sectors  within  Federated  are:  Global Equity - Stephen F. Auth is
responsible   for  overseeing   the  management  of  Federated's   domestic  and
international  equity  products;  Global Fixed Income - William D. Dawson III is
responsible   for  overseeing   the  management  of  Federated's   domestic  and
international fixed income and high yield products.

Mutual Fund Market

     Forty-nine  percent of American  households  are pursuing  their  financial goals  through  mutual  funds.  These  investors,  as  well  as  businesses  and institutions,  have  entrusted  over $6.8  trillion to the more than 8,157 funds available, according to the Investment Company Institute.

Federated Clients Overview

     Federated  distributes  mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

     Federated  meets the needs of  approximately  3,035  institutional  clients nationwide  by managing and servicing  separate  accounts and mutual funds for a
variety  of  purposes,   including  defined  benefit  and  defined  contribution
programs, cash management, and asset/liability management. Institutional clients
include     corporations,     pension     funds,     tax    exempt     entities,
foundations/endowments,   insurance  companies,  and  investment  and  financial
advisers.  The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

     Other  institutional  clients  include  more  than  1,600  banks  and trust organizations.  Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion,  Senior Vice  President,  Bank
Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

     Federated  funds are available to consumers  through major  brokerage firms
nationwide--we   have   over   2,000   broker/dealer   and  bank   broker/dealer
relationships across the  country--supported  by more wholesalers than any other mutual fund  distributor.  Federated's  service to financial  professionals  and institutions has earned it high ratings in several surveys  performed by DALBAR,
Inc.  DALBAR  is  recognized  as the  industry  benchmark  for  service  quality measurement.  The  marketing  effort to these  firms is headed by James F. Getz,
President, Broker/Dealer Sales Division, Federated Securities Corp.

FINANCIAL INFORMATION


     The Financial  Statements  for the Fund for the fiscal year ended  November
30,  2002  are  incorporated  herein  by  reference  to  the  Annual  Report  to
Shareholders  of Federated  European  Equity Fund (formerly  Federated  European
Growth Fund) dated November 30, 2002.


INVESTMENT RATINGS

Standard and Poor's Long-Term Debt Rating Definitions

     AAA--Debt  rated AAA has the highest  rating  assigned  by  Standard  &
Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt  rated AA has a very  strong  capacity to pay  interest  and repay principal and differs from the higher-rated issues only in small degree.

     A--Debt rated A has a strong  capacity to pay interest and repay  principal although it is somewhat more  susceptible  to the adverse  effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt  rated BBB is  regarded  as having an  adequate  capacity  to pay interest and repay principal.  Whereas it normally exhibits adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher-rated categories.

     BB--Debt  rated BB has less near-term  vulnerability  to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse  business,  financial,  or  economic  conditions  which  could  lead  to inadequate  capacity to meet timely  interest  and  principal  payments.  The BB rating  category  is also  used for debt  subordinated  to  senior  debt that is assigned an actual or implied BBB rating.

     B--Debt  rated B has a greater  vulnerability  to default but currently has the  capacity  to meet  interest  payments  and  principal  repayments.  Adverse business,  financial,  or economic  conditions  will likely  impair  capacity or willingness to pay interest and repay  principal.  The B rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied
BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable  vulnerability to default, and is dependent upon favorable business,  financial, and economic conditions to meet timely  payment of interest  and  repayment of  principal.  In the event of adverse business,  financial,  or economic conditions,  it is not likely to have the  capacity to pay interest and repay  principal.  The CCC rating  category is also used for debt  subordinated  to senior  debt that is  assigned an actual or implied B or B- rating.

     CC--The rating CC typically is applied to debt  subordinated to senior debt that is assigned an actual or implied CCC debt rating.

     C--The  rating C typically is applied to debt  subordinated  to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a  situation  where a  bankruptcy  petition  has been  filed,  but debt service payments are continued.

Moody's Investors Service Long-Term Bond Rating Definitions

     AAA--Bonds  which are rated AAA are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as gilt edged.  Interest  payments are protected by a large or by an  exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds  which  are  rated AA are  judged  to be of high  quality  by all standards.  Together with the AAA group,  they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements  may be of greater  amplitude  or there may be other  elements  present which make the long-term risks appear somewhat larger than in AAA securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal  and interest are  considered  adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA--Bonds which are rated BAA are considered as medium-grade  obligations,
(i.e., they are neither highly protected nor poorly secured).  Interest payments and principal  security appear  adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

     BA--Bonds  which are BA are  judged  to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

     B--Bonds which are rated B generally lack  characteristics of the desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

     CAA--Bonds which are rated CAA are of poor standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

     CA--Bonds which are rated CA represent obligations which are speculative in a  high  degree.  Such  issues  are  often  in  default  or  have  other  marked shortcomings.

     C--Bonds which are rated C are the lowest-rated  class of bonds, and issues so rated can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Fitch Ratings Long-Term Debt Rating Definitions

     AAA--Bonds  considered  to be  investment  grade and of the highest  credit quality.  The obligor has an  exceptionally  strong  ability to pay interest and repay  principal,  which is unlikely to be  affected by  reasonably  foreseeable events.

     AA--Bonds  considered  to be  investment  grade  and of  very  high  credit quality.  The  obligor's  ability to pay  interest  and repay  principal is very strong,  although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A--Bonds considered to be investment grade and of high credit quality.  The obligor's  ability to pay  interest  and repay  principal  is  considered  to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds  considered to be investment  grade and of  satisfactory  credit quality. The obligor's ability to pay interest and repay principal is considered to be  adequate.  Adverse  changes in  economic  conditions  and  circumstances, however,  are more likely to have adverse  impact on these bonds,  and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay  principal  may be  affected  over time by adverse  economic  changes.
However,  business and  financial  alternatives  can be  identified  which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly  speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal  and  interest  reflects the  obligor's  limited  margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds  have  certain  identifiable   characteristics   which,  if  not
remedied,  may lead to  default.  The  ability to meet  obligations  requires an advantageous business and economic environment.

     CC--Bonds are minimally  protected.  Default in payment of interest  and/or principal seems probable over time.

     C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service Commercial Paper Ratings

     Prime-1--Issuers rated Prime-1 (or related supporting  institutions) have a superior capacity for repayment of short-term  promissory  obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o    Leading market positions in well-established industries;

o    High rates of return on funds employed;

o    Conservative  capitalization  structure with moderate  reliance on debt and ample asset protection;

o    Broad  margins in earning  coverage  of fixed  financial  charges  and high internal cash generation; and

o    Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or related supporting  institutions) have a strong capacity for repayment of short-term  promissory  obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios,  while sound, will be more subject to variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

     A-1--This  designation indicates that the degree of safety regarding timely payment is strong.  Those issues  determined to possess  extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity  for  timely  payment  on  issues  with this  designation  is satisfactory.  However,  the  relative  degree  of  safety is not as high as for issues designated A-1.

Fitch Ratings Commercial Paper Rating Definitions

     FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     FITCH-2--  (Very  Good  Grade)  Issues  assigned  this  rating  reflect  an assurance of timely  payment  only  slightly  less in degree than the  strongest issues.

Addresses

Federated European Equity Fund
Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Global Investment Management Corp.
175 Water Street
New York, NY 10038-4965

Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072